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                                                                    Exhibit 99.1
Press Release
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                                                              September 24, 2001


                Genuity Shares Begin Trading on Nouveau Marche

      Settlement and Delivery for 75 Percent of Integra Shares Completed

WOBURN, MASS. - Genuity Inc., a leading global eBusiness network provider (NASDAQ: GENU), today announced that the settlement and delivery procedures for the initial period of the public exchange offer initiated by Genuity for Integra securities have been completed. Shares of Genuity Class A common stock will begin trading today on the Nouveau Marche.

To date, Genuity has acquired approximately 33,850,000 shares of Integra representing approximately 75 percent of Integra shares outstanding. In exchange for these Integra shares as well as "out of the money" stock options and stock warrants (i.e., those options and warrants with an exercise price in excess of 2.78 Euro), Genuity issued approximately 25,650,000 shares of Genuity Class A common stock Genuity obtained from the Commission des Operations de Bourse ("COB") the visa number 01-1097 dated September 5, 2001 for the listing prospectus covering Genuity's shares of Class A common stock being listed on the Nouveau Marche. Genuity published the listing prospectus in the French newspaper La Tribune on September 7, 2001.

The terms and conditions of the public exchange offer were set forth in the exchange offer prospectus (COB visa number 01-935 dated July 6, 2001). In particular, Integra shareholders received three shares of Genuity Class A common stock in exchange for four Integra shares. Holders of out of the money Integra stock options and stock warrants received 0.068 shares of Genuity Class A common stock for each stock warrant or stock option exchanged.

The offer period was reopened from September 7, 2001 until September 20, 2001. If 100 percent of Integra's currently outstanding shares as well as any shares acquired upon exercise of "in the money" stock options and stock warrants (i.e., those options and warrants with an exercise price of 2.78 Euro or less) are exchanged, Genuity will issue a total of approximately 35,000,000 shares of its Class A common stock including those shares issued as of today.

The listing prospectus includes Genuity's financial results for the three- and six-month periods ending June 30, 2001. Genuity announced its second quarter operating results in a press release dated August 8, 2001. Copies of the listing

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prospectus and the exchange offer prospectus may be obtained free of charge from
Deutsche Bank AG, Paris Branch, 3 Avenue de Friedland, 75008 Paris, France,
attn: Malika Kemiche.

Integra announced its financial results for the six-month period ended June 30, 2001 in a press release dated August 31, 2001. A copy of this press release may be viewed on Integra's website: www.integra-europe.com.

The shares to be issued in connection with the exchange offer are subject to restrictions set forth below.

ABOUT GENUITY

Genuity is a leading Internet infrastructure services provider and the only company in the industry to offer an eBusiness Network Platform. Genuity's Black RocketTM combines its Tier 1 network with its full portfolio of managed Internet services, including dedicated, remote and broadband access, Web hosting and Internet security, to create a platform for creating scalable and repeatable managed eBusiness solutions. With annual revenues of more than $1 billion, Genuity is a global company with operations in the U.S., Europe, Asia and Latin America.

Additional information about Genuity can be found at: www.genuity.com.

This press release contains forward-looking statements. For each of these statements, Genuity Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. If future events and actual performance differ materially from Genuity's assumptions, actual results could vary significantly from the performance projected in these forward-looking statements. For a more detailed discussion of the risks and uncertainties of Genuity's business, please refer to Genuity's securities filings with the Securities and Exchange Commission, which discuss in greater detail the important factors that could cause actual results to differ materially.

This announcement does not constitute an offer for sale of any securities of Genuity or Integra. The shares of Genuity Class A common stock to be issued pursuant to the exchange offer have not been registered in the United States under the Securities Act of 1933, as amended (the "Securities Act"). Therefore, the exchange offer is not made in the United States or to U.S. Persons as defined in the Securities Act. Integra shareholders in the United States or who are U.S. Persons (as such term is defined in Regulation S under the Securities
Act) are not eligible to participate in the exchange offer.

Shares of Genuity Class A common stock will trade on the Nouveau Marche under the symbol: GENUITY A- REGS 144. Until the first anniversary of the last date on which the shares of Genuity Class A common stock remitted in connection with the exchange offer are issued and delivered to the public (such anniversary currently expected to be no later than October 15, 2002) the shares of Class A common stock issued in connection with the exchange offer, as well as all other shares of Class A common stock which trade on the Nouveau Marche, may not be resold, pledged, or otherwise hedged or transferred in the United States or to U.S. Persons as defined in Regulation S under the Securities Act. All shares of Genuity Class A common stock that are traded on the Nouveau Marche (including the shares issued in connection with the exchange offer) may not be resold, pledged, or otherwise hedged or transferred during the one year period following the termination of the

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restrictive period referred to in the preceding sentence, except in compliance with either Regulation S or Rule 144 under the Securities Act.

The French Commission des Operations de Bourse draws the public's attention to the following points of the listing prospectus relating to the admission of the shares of Genuity Class A common stock on the Nouveau Marche which received from the COB visa number 01-1097 dated September 5, 2001:

   . Genuity Inc. is a corporation formed under the laws of Delaware, United States of America, the shares of which are listed on the NASDAQ and whose admission on the Nouveau Marche has been requested. In the light of that particular fact, the French stock exchange regulations that are applicable to it as regards public disclosures and investor protection, as well as the undertakings given by the company vis-a-vis the French stock exchange authorities and the French market, are described in the listing prospectus.

   . The shares remitted in connection with the public exchange offer shall be tradable only on the Nouveau Marche of Paris stock exchange until the first anniversary of the final date of issuance and delivery to the public of all shares to be remitted in connection with the public exchange offer, as described in section 3.2 of the listing prospectus.

   . The capital structure may evolve as described in section 4.2 of the listing prospectus; Verizon would then hold the majority of the capital and voting rights of the company.

   . Genuity is currently showing a loss and intends to reinvest future profits, if any, in the company's business. Consequently, management does not foresee the payment of dividends in the near future.

PRESS CONTACTS:

Genuity - USA           Integra                      GENUITY IR CONTACT:
Susan Kraus             Fredrik Tangeraas            George Lieb
+1 781 865 3511         +33 (0)1 58 04 22 65         +1 781 865 4121
John Vincenzo
+1 781 865 5468                                      GENUITY INDIVIDUAL INVESTOR
                                                     CONTACT:
Publicis Consultants                                 Arleen Llerandi
Myrna Saidah                                         +1 781 865 3544
Bruce Gold
+33 (0)1 44 43 79 64


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